SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report May 11, 2005

(Date of Earliest event reported)

FIRST NORTHERN COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

California	68-0450397
(State of Incorporation)	(IRS Employer ID Number)

000-30707

(Commission File No.)

First Northern Community Bancorp 195 North First Street, P.O. Box 547, Dixon, California	95620
(Address of principal executive offices)	(Zip Code)

(707) 678-3041

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 21, 2005, the Board of Directors of First Northern Community Bancorp (the “Company”) approved an amendment to the Company’s Articles of Incorporation to implement a two-for-one stock split with respect to the issued and outstanding shares of the Company (the “Amendment”). The Company filed the Amendment with the California Secretary of State on May 10, 2005, with an effective date of May 10, 2005. The Amendment implemented the two-for-one stock split by (i) increasing the number of authorized shares of common stock of the Company from 8,000,000 to 16,000,000 and (ii) dividing each issued and outstanding share of the Company’s common stock into two shares.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

3.1	Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2005	First Northern Community Bancorp
(Registrant)

	By:	/s/ Louise A. Walker
Louise A. Walker
Senior Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to Articles of Incorporation